UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 13, 2005

Commercial Vehicle Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50890	41-1990662
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6530 West Campus Way, New Albany, Ohio		43054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-289-5360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 13, 2005, our board of directors made certain changes to the management structure. These changes are as follows:

• Responsibility for our Mayflower Vehicle Systems business, which had previously been under William Gordon Boyd as President -- Mayflower Vehicle Systems, was assumed by Gerald R. Armstrong, our President -- CVG Americas.
• Mr. Boyd was appointed to be our President -- CVG International and given full responsibility for the operation of our international business.
• Reporting responsibility for Don Lorraine, our President -- CVG Europe and Asia was changed such that Mr. Lorraine shall now report to our President -- CVG International rather than directly to our Chief Executive Officer.

Gordon Boyd, age 57, had previously served as our President -- Mayflower Vehicle Systems since we completed the acquisition of substantially all of the assets and liabilities related to Mayflower Vehicle Systems’ North American Commercial Vehicle Operations on February 7, 2005 (the "Mayflower acquisition"). Mayflower Vehicle Systems produces steel and aluminum cabs frames and assemblies and other structural components for the commercial vehicle market. Mr. Boyd joined Mayflower Vehicle Systems U.K. as Manufacturing Director in 1993. In 2002, Mr. Boyd became President and Chief Executive Officer of MVS, Inc.

On March 1, 1993, Mr. Boyd entered into a Service Agreement with Motor Panels (Coventry) PLC. This agreement, which was amended on January 7, 2002 to provide for Mr. Boyd's relocation from the United Kingdom to the United States, was assumed by us in connection with the Mayflower acquisition. Pursuant to this agreement, Mr. Boyd is entitled to receive a base salary of $469,376 (subject to annual review) and a bonus. It also provides that Mr. Boyd is entitled to 25 vacation days a year, reimbursement for the cost of renting an apartment or house in the United States and other out of pocket expenses, a country club membership, a company car and six return flights to the United Kingdom a year for social purposes. Mr. Boyd's employment may be terminated at any time by either party by giving to the other no less than 12 months notice. This agreement also contains customary non-competition and non-solicitation provisions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.

June 15, 2005	By:	/s/ Chad M. Utrup

Name: Chad M. Utrup
Title: Vice President and Chief Financial Officer